GOLDMAN SACHS TRUST
Goldman Sachs Fundamental International Equity Funds
Class A Shares, Class B Shares, Class C Shares, Institutional Shares,
Service Shares, Class R Shares and Class IR Shares (as applicable) of the
Goldman Sachs Concentrated International Equity Fund
Goldman Sachs Strategic International Equity Fund
Goldman Sachs International Small Cap Fund
(collectively, the “Funds”)

Supplement dated July 15, 2009 to the
Prospectuses dated February 27, 2009 (the “Prospectuses”)

The following replaces footnote 6 in its entirety in the “Fund Fees and Expenses” section of the Prospectus for the Class A Shares, Class B Shares and Class C Shares of the Funds:

6	The Concentrated International Equity Fund’s annual operating expenses are based on actual expenses incurred and assets under management for the fiscal year ended August 31, 2008. The International Small Cap and Strategic International Equity Funds’ annual operating expenses have been presented to reflect expenses expected to be incurred for the fiscal year ending October 31, 2009. Effective September 1, 2008, the Concentrated International Equity and International Small Cap Funds have changed their fiscal year end from August 31 to October 31. If a Fund’s assets decrease or increase in the future, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.

The following replaces footnote 2 in its entirety in the “Fund Fees and Expenses” section of each of the Prospectuses for the Institutional Shares and Service Shares of the Funds:

2	The Concentrated International Equity Fund’s annual operating expenses are based on actual expenses incurred and assets under management for the fiscal year ended August 31, 2008. The International Small Cap and Strategic International Equity Funds’ annual operating expenses have been presented to reflect expenses expected to be incurred for the fiscal year ending October 31, 2009. Effective September 1, 2008, the Concentrated International Equity and International Small Cap Funds have changed their fiscal year end from August 31 to October 31. If a Fund’s assets decrease or increase in the future, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.

The following replaces footnote 2 in its entirety in the “Fund Fees and Expenses” section of the Prospectus for the Class R Shares and Class IR Shares of the Strategic International Equity Fund:

2	The Fund’s annual operating expenses have been presented to reflect expenses expected to be incurred for the fiscal year ending October 31, 2009. If the Fund’s assets decrease or increase in the future, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.

This supplement should be retained with your Prospectus for future reference.

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